
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 15, 2000




                        MURRAY INCOME PROPERTIES II, LTD.
               (Exact Name of Registrant as Specified in Charter)

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
============================================================================================================

                 TEXAS                                   0-17183                            75-2085586
------------------------------------------------------------------------------------------------------------

(State or Other Jurisdiction of                     (Commission File                     (I.R.S. Employer
Incorporation or Organization)                           Number)                      Identification Number)
============================================================================================================


                5550 LBJ Freeway, Suite 675, Dallas, Texas 75240
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-9090



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           (A) On December 1, 2000, pursuant to a Purchase and Sale Agreement dated effective as of September 25, 2000, by and between Murray Income Properties II, Ltd. (the "Partnership") and Iron Mountain Records Management, Inc., as amended, the Partnership sold the 1202 Industrial Place office/warehouse facility, located in Grand Prairie, Texas, for a sales price of $4,800,000 in cash. Iron Mountain Records Management, Inc. has no relationship with the Partnership or its general partners and its officers or directors (or their associates). The general partners anticipate that the commissions and expenses of the sale will be approximately $169,000, resulting in net proceeds to the Partnership of $4,631,000 and a gain of approximately $1,725,446.

           The sales price of $4,800,000 exceeds the December 31, 1998 appraised value of $4,400,000 as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000.

           (B) On December 13, 2000, pursuant to a Purchase and Sale Agreement dated effective as of October 29, 2000, by and between the Partnership and Phillip H. McNeill, Sr., as amended, the Partnership sold the Germantown Collection Shopping Center, located in Germantown, Tennessee, for a sales price of $9,250,000 in cash. Mr. McNeill assigned its rights under the Purchase and Sale Agreement to, and the property was acquired by, Germantown Collection, a Tennessee general partnership, which has no relationship with the Partnership or its general partners and its officers or directors (or their associates). The general partners anticipate that the commissions and expenses of the sale will be approximately $260,000, resulting in net proceeds to the Partnership of $8,990,000 and a gain of approximately $3,416,000.

           The sales price of $9,250,000 exceeds the December 31, 1998 appraised value of $8,700,000 as disclosed in the proxy statement that was mailed to the Partnership's limited partners on or about January 14, 2000.

           The sale of all the Partnership's properties in one or a series of sale transactions was authorized by its limited partners at a special meeting held on March 10, 2000.

           The Partnership will make a distribution of the net proceeds received from the sale of the Paddock Place Shopping Center property and the 1202 Industrial Place office/warehouse facility after payment of the properties' liabilities on December 15, 2000. It is anticipated that the net proceeds from the sale of the Germantown Collection Shopping Center will be distributed during the calendar year 2001 prior to the liquidation of the Partnership. Until such time, these net sales proceeds will be invested in a government insured money market account, and the interest earned will be utilized to pay Partnership operating expenses during the remaining period of operation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2000
(UNAUDITED)


                                                                                        Pro Forma
                                                                                        Adjustment
                                                                    Pro Forma      1202 Industrial Place
                                              Historical          Adjustment for       & Germantown
                                              Summary at          Paddock Place         Collection             Pro Forma
                                          September 30, 2000     Shopping Center      Shopping Center      September 30, 2000
                                          ------------------     ---------------   ----------------------  ------------------
Assets

Properties held for sale, net                $ 14,372,266         $ (6,516,518)         $ (7,854,545)         $      1,203
Investment in joint venture,
   at equity                                    1,360,857                  -0-                   -0-             1,360,857
Cash and cash equivalents                       1,363,556            8,926,766            13,342,576            23,632,898
Accounts receivable, net                          604,059              (45,332)             (326,924)              231,803
Other assets, net                                 590,143             (136,205)             (398,740)               55,198
                                             ------------         ------------          ------------          ------------
                                             $ 18,290,881         $  2,228,711          $  4,762,367          $ 25,281,959
                                             ============         ============          ============          ============

Liabilities and Partners' Equity

Accounts payable                             $     16,782         $       (153)               (3,787)         $     12,842
Accrued property taxes                            258,900              (82,895)             (176,005)                  -0-
Security deposits, state excise
   tax payable                                     91,948             (177,250)             (200,098)             (285,400)
Deferred income                                    14,856                  -0-                   -0-                14,856
                                             ------------         ------------          ------------          ------------
Total liabilities                                 382,486             (260,298)             (379,890)             (257,702)
                                             ------------         ------------          ------------          ------------

Total partners' equity                         17,908,395            2,489,009             5,142,257            25,539,661
                                             ------------         ------------          ------------          ------------
                                             $ 18,290,881         $  2,228,711          $  4,762,367          $ 25,281,959
                                             ============         ============          ============          ============

See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

                                                                                             Pro Forma
                                                  Historical                               Adjustment for
                                                   Summary              Pro Forma      1202 Industrial Place        Pro Forma
                                                 For the Nine        Adjustment for         & Germantown           For the Nine
                                                 Months Ended         Paddock Place          Collection            Months Ended
                                              September 30, 2000     Shopping Center       Shopping Center      September 30, 2000
                                              ------------------     ---------------   ---------------------    ------------------

Income:
   Rental                                        $  2,390,138          $   (984,416)         $ (1,405,722)         $        -0-
   Interest                                            66,981                (2,261)               (3,295)               61,425
   Equity in earnings of joint venture                229,554                   -0-                   -0-               229,554
                                                 ------------          ------------          ------------          ------------
                                                    2,686,673              (986,677)           (1,409,017)              290,979
                                                 ------------          ------------          ------------          ------------
Expenses:
   Depreciation                                       124,062               (50,178)              (70,248)                3,636
   Property operating                                 610,299              (238,818)             (371,481)                  -0-
   General and administrative                         266,850                   -0-                   -0-               266,850
   Bad debts, net                                         -0-                   -0-                   -0-                   -0-
                                                 ------------          ------------          ------------          ------------
                                                    1,001,211              (288,996)             (441,729)              270,486
                                                 ------------          ------------          ------------          ------------

   Earnings before income taxes                     1,685,462              (697,681)             (967,288)               20,493

State excise tax                                       52,400                   -0-               (52,400)                  -0-
                                                 ------------          ------------          ------------          ------------

Net earnings                                     $  1,633,062          $    697,681)             (914,888)         $     20,493
                                                 ============          ============          ============          ============

Basic earnings per limited
   Partnership interest                          $       5.08          $      (2.17)         $      (2.85)         $        .06
                                                 ============          ============          ============          ============


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1999
(UNAUDITED)

                                                                                              Pro Forma
                                                 Historical                                Adjustment for
                                                   Summary              Pro Forma       1202 Industrial Place       Pro Forma
                                                For the Year         Adjustment for         & Germantown            For the
                                                    Ended             Paddock Place          Collection            Year Ended
                                              December 31, 1999      Shopping Center       Shopping Center      December 31, 1999
                                              -----------------      ---------------    ---------------------   -----------------

Income:
   Rental                                        $  3,026,527          $ (1,183,884)         $ (1,842,643)                $ -0-
   Interest                                            72,934                (3,202)               (3,592)               66,140
   Equity in earnings of joint venture                137,992                   -0-                   -0-               137,992
                                                 ------------          ------------          ------------          ------------
                                                    3,237,453            (1,187,086)           (1,846,235)              204,132
                                                 ------------          ------------          ------------          ------------
Expenses:
   Depreciation                                       721,179              (297,444)             (421,143)                2,592
   Property operating                                 790,603              (302,355)             (488,248)                  -0-
   General and administrative                         316,415                   -0-                   -0-               316,415
   Bad debts, net                                       5,476                (5,476)                  -0-                   -0-
                                                 ------------          ------------          ------------          ------------
                                                    1,833,673              (605,275)             (909,391)              319,007
                                                 ------------          ------------          ------------          ------------

Net earnings                                     $  1,403,780          $   (581,811)             (936,844)         $   (114,875)
                                                 ============          ============          ============          ============

Basic earnings per limited
   Partnership interest                          $       4.32          $      (1.79)         $      (2.89)         $      (0.36)
                                                 ============          ============          ============          ============


See notes to pro forma financial statements

MURRAY INCOME PROPERTIES II, LTD.
(A LIMITED PARTNERSHIP)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

           The unaudited pro forma consolidated balance sheet as of September 30, 2000 is based on the unaudited historical consolidated financial statements of the Partnership after giving effect to the dispositions as described in Item 2 as if the sale had been consummated as of September 30, 2000. The pro forma adjustments include net proceeds of approximately $13,621,000.

           The unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2000 is based on the unaudited historical statement of earnings of the Partnership after giving effect to the dispositions as described in Item 2 as if the sale had been consummated on January 1, 2000.

           The unaudited pro forma consolidated statement of earnings for the year ended December 31, 1999 is based on the unaudited historical consolidated statement of earnings of the Partnership after giving effect to the dispositions as described in Item 2 as if the sale had been consummated on January 1, 1999.

           These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Partnership including its Annual Report on Form 10-K for the year ended December 31, 1999 and the unaudited financial statements of the Partnership on Form 10-Q for the nine months ended September 30, 2000.

(c)      EXHIBITS.

         10.1 Purchase and Sale Agreement dated effective as of September 25, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

         10.2 Amendment to Purchase and Sale Agreement dated effective as of October 25, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

         10.3 Second Amendment to Purchase and Sale Agreement dated effective as of November 2, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

         10.4 Third Amendment to Purchase and Sale Agreement dated effective as of November 10, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

         10.5 Fourth Amendment to Purchase and Sale Agreement dated effective as of November 17, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

         10.6 Purchase and Sale Agreement dated effective October 29, 2000 by and between the Partnership and Phillip H. McNeill, Sr.

         10.7 First Amendment to Purchase and Sale Agreement dated effective as of November 28, 2000 by and between the Partnership and Phillip H. McNeill, Sr.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MURRAY INCOME PROPERTIES II, LTD.

                                        By:  Murray Realty Investors IX, Inc.,
                                             a General Partner


                                             By:  /s/ Mitchell Armstrong
                                                --------------------------------
                                                  Mitchell Armstrong
                                                  President




Date: December 15, 2000



                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

10.1 Purchase and Sale Agreement dated effective as of September 25, 2000 by and between the Partnership and Iron Mountain Records Management, Inc.

10.2 Amendment to Purchase and Sale Agreement dated effective as of October 25, 2000 by and between the Partnership and Iron Mountain Records Management,
                           Inc.

10.3 Second Amendment to Purchase and Sale Agreement dated effective as of November 2, 2000 by and between the Partnership and Iron Mountain Records Management,
                           Inc.

10.4 Third Amendment to Purchase and Sale Agreement dated effective as of November 10, 2000 by and between the Partnership and Iron Mountain Records Management,
                           Inc.

10.5 Fourth Amendment to Purchase and Sale Agreement dated effective as of November 17, 2000 by and between the Partnership and Iron Mountain Records Management,
                           Inc.

10.6                       Purchase and Sale Agreement dated effective October
                           29, 2000 by and between the Partnership and Phillip
                           H. McNeill, Sr.

10.7 First Amendment to Purchase and Sale Agreement dated effective as of November 28, 2000 by and between the Partnership and Phillip H. McNeill, Sr.